EXHIBIT 99.1

                               ARTICLES OF MERGER
                                     MERGING
                     CENTURY PACIFIC FINANCIAL CORPORATION,
                             A DELAWARE CORPORATION
                                  WITH AND INTO
                         CENTURY PACIFIC HOLDINGS, INC.,
                              A NEVADA CORPORATION

     Pursuant to Section 252 of the Delaware General Corporation Law and Section 92A.200 of the Nevada General Corporation Law, Century Pacific Holdings, Inc., a Nevada corporation, hereby submits the following Articles of Merger pursuant to which Century Pacific Financial Corporation, a Delaware corporation, shall merge with and into Century Pacific Holdings, Inc., a Nevada corporation (the "Merger').

     Article 1. The name and jurisdiction of the constituent corporations to the Merger are as follows:

          Century  Pacific  Financial   Corporation,   a  Delaware   corporation
("Century Pacific Financial")

          Century Pacific Holdings, Inc., a Nevada corporation ("Century Pacific Holdings")

     Article 2. Century Pacific Financial shall merge with and into Century Pacific Holdings, with Century Pacific Holdings as the corporation surviving the Merger pursuant to a Merger Agreement and Plan of Merger which has been adopted by resolutions of the Board of Directors of both Century Pacific Financial and Century Pacific Holdings (the "Plan of Merger"). The merger shall be effective as of the filing of these Articles of Merger.

     Article 3. The Merger Agreement and Plan of Merger was submitted to the shareholders of Century Pacific Financial.

     The designation, number of outstanding shares and number of votes entitled to be cast by each voting group entitled to vote separately on the Merger Agreement and Plan of Merger are as follows:

                                                                     Shares
                             Designation of     Number of Shares    Entitled
Name of Corporation          Class or Series      Outstanding        to Vote
-------------------          ---------------    ----------------    ---------

Century Pacific Financial        Common            4,400,021        4,400,021
Century Pacific Holdings         Common               -0-              -0-

     The total number of votes cast for and against the Merger Agreement and Plan of Merger by the holders of the Common Stock of Century Pacific Financial (the only class of stock of the respective corporations issued, outstanding, and entitled to vote) is sufficient for approval by all voting groups and is as follows:

                              Shares           Shares Voted         Shares
Name of Corporation           Voted For           Against          Abstained
-------------------           ---------        ------------        ---------

Century Pacific Financial     2,450,000             -0-               -0-
Century Pacific Holdings         N/A                N/A               N/A

     Article 4. A complete executed Plan of Merger is attached hereto as EXHIBIT A.

IN WITNESS WHEREOF, the parties hereto have executed these Articles of Merger as of the 22nd day of September, 2004.


                                Century Pacific Financial Corporation,
                                a Delaware corporation


                                By: /s/ David L. Hadley
                                    --------------------------------------------
                                    Name:  David L. Hadley
                                    Its:   President and Chief Executive Officer


                                By: /s/ Karen A. Hadley
                                    --------------------------------------------
                                    Name:  Karen A. Hadley
                                    Its:   Secretary


                                Century Pacific Holdings, Inc.,
                                a Nevada corporation


                                By: /s/ David L. Hadley
                                    --------------------------------------------
                                    Name:  David L. Hadley
                                    Its:   President and Chief Executive Officer


                                By: /s/ Karen A. Hadley
                                    --------------------------------------------
                                    Name:  Karen A. Hadley
                                    Its:   Secretary


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

                                    EXHIBIT A

                                 PLAN OF MERGER
                                     MERGING
                      CENTURY PACIFIC FINANCIAL CORPORATION
                                  WITH AND INTO
                         CENTURY PACIFIC HOLDINGS, INC.

     A. SURVIVING CORPORATION. Century Pacific Financial Corporation, a Delaware corporation ("Century Pacific Financial"), shall be merged (the "Merger") with and into Century Pacific Holdings, Inc., a Nevada corporation ("Century Pacific Holdings"). Century Pacific Holdings shall be the corporation surviving the Merger with a principal address of 4500 S. Lakeshore Drive, Suite 357, Tempe, Arizona 85282.

     B. RIGHTS AND OBLIGATIONS. The Merger shall be effective as of the filing of these Articles of Merger (the "Effective Date') with the Secretary of State of Nevada on or before September 30, 2004, and as of the Effective Date, Century Pacific Holdings shall possess and be subject to all the rights, privileges, powers, franchises, property (real, personal and mixed), restrictions, disabilities, duties and debts of Century Pacific Financial and Century Pacific Holdings.

     C. OFFICERS. The officers of Century Pacific Holdings immediately prior to the Effective Date shall be the officers of Century Pacific Holdings as of and after the Effective Date, and each of them shall hold office until their respective successor is elected and qualified, or until their earlier resignation or removal.

     D. DIRECTORS. The directors of Century Pacific Holdings immediately prior to the Effective Date shall be the directors of Century Pacific Holdings, and each of them shall hold office until their respective successor is elected and qualified, or until their earlier resignation or removal.

     E. BYLAWS. The Bylaws of Century Pacific Holdings that are in effect immediately prior to the Effective Date shall be the Bylaws of Century Pacific Holdings as of and after the Effective Date.

     F.  ARTICLES OF  INCORPORATION.  The Articles of  Incorporation  of Century
Pacific Holdings that are in effect immediately prior to the Effective Date shall be the Articles of Incorporation of Century Pacific Holdings as of and after the Effective Date.

     G. EXCHANGE OF SHARES. As of the Effective Date, all issued and outstanding shares of Century Pacific Financial shall become issued and outstanding shares of Century Pacific Holdings at a rate of one (1) share of Century Pacific Holdings for each share of Century Pacific Financial issued and outstanding; provided, however, no fractional shares of Century Pacific Holdings shall be issued and therefore all fractional shares of Century Pacific Holdings after the conversion shall be rounded to the nearest whole number. No further action of the shareholders of Century Pacific Financial is required to effect the conversion. No shares of Century Pacific Holdings shall be issued to a shareholder of Century Pacific Financial unless such shareholder surrenders the certificates held by such shareholder of Century Pacific Financial for cancellation.

     H. ABANDONMENT. This Merger Agreement and Plan of Merger may be abandoned at any time prior to the Effective Date by action of the Board of Directors of either Century Pacific Financial or Century Pacific Holdings.

This Plan of Merger was adopted and approved by the board of Directors of Century Pacific Financial by Unanimous Written Consent in Lieu of a Special Meeting of the Board of Directors of Century Pacific Financial dated as of September 22, 2004, and by the Board of Directors of Century Pacific Holdings by Unanimous Written Consent in Lieu of a Special Meeting or the Board of Directors of Century Pacific Holdings, dated as of September 22, 2004.

IN WITNESS WHEREOF, the parties hereto have executed this Plan of Merger as of the 22nd day of September, 2004.

                                Century Pacific Financial Corporation,
                                a Delaware corporation


                                By: /s/ David L. Hadley
                                    --------------------------------------------
                                    Name:  David L. Hadley
                                    Its:   President and Chief Executive Officer


                                By: /s/ Karen A. Hadley
                                    --------------------------------------------
                                    Name:  Karen A. Hadley
                                    Its:   Secretary


                                Century Pacific Holdings, Inc.,
                                a Nevada corporation


                                By: /s/ David L. Hadley
                                    --------------------------------------------
                                    Name:  David L. Hadley
                                    Its:   President and Chief Executive Officer


                                By: /s/ Karen A. Hadley
                                    --------------------------------------------
                                    Name:  Karen A. Hadley
                                    Its:   Secretary


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